Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Innofone.Com Inc., (the "Company"), on Form 10-KSB for the year ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frederic Richardson, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



October 10, 2003                              By:  /s/ Frederic Richardson
----------------                                 -----------------------------
                                                 Frederic Richardson

                                              Its:  Chief Executive Officer &
                                                    Chief Financial Officer